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FOR IMMEDIATE RELEASE:                                             Exhibit 99.1


                       WARRIOR ENERGY SERVICES CORPORATION
                       TO HOST CONFERENCE CALL AND WEBCAST
                         ON SECOND QUARTER 2006 RESULTS

Tuesday, August 1, 2006

Columbus, Mississippi. Warrior Energy Services Corporation (NASDAQ - WARR) ("Warrior Energy" or the "Company") announced today it will host a conference call and webcast to discuss the Company's second quarter 2006 financial results on Thursday, August 10, 2006, at 10:30 a.m. CT (11:30 a.m. ET). The Company will issue financial results prior to the call.

Bill Jenkins, President and Chief Executive Officer, Rob McNally, Executive Vice President of Operations and Finance and Ron Whitter, Chief Financial Officer, will recap the second quarter 2006 results and provide a business update. All parties are invited to attend the conference call.

WHEN:                       THURSDAY, AUGUST 10
                            10:30 a.m. Central (11:30 a.m. Eastern)
Conference call
Dial-in Number              888-873-4896             international: 617-213-8850

Participant Passcode        29799936

Webcast To listen to a live webcast of the conference call, go to our website at http:////www.warriorenergyservices.com and access our Investor Relations page where the webcast link will be posted.

                            The webcast is also being distributed through the Thomson StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN's individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson's password-protected event management site, StreetEvents
                            (www.streetevents.com).

Webcast Replay              The webcast replay will be available from 1:30 p.m.
                            CT, Thursday, August 10, 2006 until 11:59 p.m CT on
                            Wednesday, February 7, 2007. Listening to the webcast requires speakers and Windows Media Player.
                            If you do not have Media Player, download the free software at www.windowsmedia.com.

Audio Replay                If you do not have Internet access and want to
                            listen to an audio replay, call 1-888-286-8010
                            (international 617-801-6888) and enter conference call code 63566290. The audio replay will be available beginning at 1:30 p.m. CT on Thursday, August 10, 2006 until 11:59 p.m. CT on Thursday,
                            August 17, 2006.

Warrior is an oil and gas service company providing services to natural gas and oil well operators primarily in the United States and in the Gulf of Mexico. It is headquartered in Columbus, Mississippi. Additional information may be obtained by contacting Mr. Rob McNally, Executive Vice President, at (832) 775-0016.




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The Private Securities Litigation Reform Act of 1995 (the "Act") provides a
"safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by officers of Warrior) contains statements that are forward-looking. Warrior intends that such forward-looking statements be covered by the "safe-harbor" provisions for forward-looking statements contained in the Act, and this statement is included for the purpose of complying with these safe-harbor provisions. Such forward-looking statements relate to Warrior's ability to implement its intended business plans, which include, among other things, the implementation of its previously announced growth initiatives and business strategy and goals. Warrior's revenues and net income are dependent on the level of exploration, development and production expenditures by its customers. Warrior's forward-looking statements also include the possible completion of any future business acquisition transactions. The Company cautions readers that various risk factors, including adverse developments in general economic conditions, changes in capital markets, adverse developments in the natural gas and oil industry and the natural gas and oil service sector, in particular, and weather events disrupting natural gas and oil operations could cause Warrior's operating results and financial condition to differ materially from those expressed in any forward-looking statements made by Warrior and could adversely affect Warrior's financial condition and its ability to pursue its business strategy and plans. Readers should refer to Warrior's Annual Report on Form 10-K for the year ended December 31, 2006 and the risk factors disclosed therein.
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